UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2008
lululemon athletica inc.
(Exact Name of Issuer as Specified in Charter)

Delaware	001-33608	20-3842867
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2285 Clark Drive
Vancouver, British Columbia
Canada, V5N 3G9
(Address of Principal Executive Offices) (Zip Code)
(604) 732-6124
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.
     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.
     On June 2, 2008, lululemon athletica inc. (the “Company”) issued a press release announcing its financial results for the first fiscal quarter ended May 4, 2008 and certain other information. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As previously announced, the Company has scheduled a conference call for 4:30 p.m. EST on June 2, 2008 to discuss its financial results.
Item 9.01.  Financial Statements and Exhibits.
(d)     Exhibits.
99.1	Press Release entitled “lululemon athletica inc. Announces First Quarter Fiscal 2008 Results”, issued by the Company on June 2, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2008	By:	/s/ John E. Currie
John E. Currie
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release entitled “lululemon athletica inc. Announces First Quarter Fiscal 2008 Results”, issued by the Company on June 2, 2008.